UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
June 17, 2020
Date of Report (Date of Earliest Event Reported)

HP Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-4423	94-1081436
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1501 Page Mill Road, Palo Alto, California		94304
(Address of principal executive offices)		(Zip code)

(650) 857-1501

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	HPQ	New York Stock Exchange
Preferred Share Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On June 17, 2020, HP Inc. (the “Company”) announced the expiration of its previously announced cash tender offers for any and all of its outstanding 3.750% Global Notes due December 1, 2020, 4.300% Global Notes due June 1, 2021, 4.375% Global Notes due September 15, 2021 and 4.650% Global Notes due December 9, 2021 (such tender offers are collectively referred to as the “Tender Offers”). A copy of the news release announcing the expiration of the Tender Offers is hereby incorporated by reference and attached hereto as Exhibit 99.1.

The foregoing description and the other information in this Current Report on Form 8-K regarding the Tender Offers are included in this report solely for informational purposes. The information reported in this Item 7.01, including the material attached as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 8.01	Other Events

On June 17, 2020, the Company closed its public offering of (i) $1,150,000,000 aggregate principal amount of its 2.200% notes due 2025, (ii) $1,000,000,000 aggregate principal amount of its 3.000% notes due 2027, and (iii) $850,000,000 aggregate principal amount of its 3.400% notes due 2030 ((i), (ii) and (iii) are collectively referred to as the “Notes”). The Notes were issued pursuant to the Indenture, dated as of June 17, 2020 (the “Indenture”), by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-235474) filed with the Securities and Exchange Commission on December 12, 2019 (the “Registration Statement”).

The Indenture is attached hereto as Exhibit 4.1. A form of each series of the Notes is attached hereto as Exhibits 4.2, 4.3 and 4.4. The Company’s officers’ certificate, dated June 17, 2020 (the “301 Officers’ Certificate”), authorizing the terms of the Notes pursuant to Section 301 of the Indenture, is attached hereto as Exhibit 4.5. In connection with the issuance of the Notes, Gibson, Dunn & Crutcher LLP has provided a legal opinion and consent, which are attached hereto as Exhibits 5.1 and 23.1, respectively.

The purpose of this Current Report is to incorporate by reference the Indenture, the form of the Notes, the 301 Officers’ Certificate and the opinion and consent of Gibson, Dunn & Crutcher LLP (attached hereto as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 5.1 and 23.1, respectively) into the Registration Statement. By filing this Current Report, such exhibits and this Current Report are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of June 17, 2020, between HP Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee
4.2	Form of 2.200% notes due 2025
4.3	Form of 3.000% notes due 2027
4.4	Form of 3.400% notes due 2030
4.5	Officers’ Certificate, dated June 17, 2020, delivered pursuant to Section 301 of the Indenture
5.1	Opinion of Gibson, Dunn & Crutcher LLP
23.1	Consent of Gibson, Dunn & Crutcher LLP (included in Exhibit 5.1 hereto)
99.1	HP Inc. News Release, dated June 17, 2020
104	Cover Page Interactive Data File, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HP INC.

DATE: June 17, 2020	By:	/s/ RUAIRIDH ROSS
	Name:	Ruairidh Ross
	Title:	Global Head of Strategic Legal Matters and Assistant Secretary